Exhibit 99.9

Delivering a sustainable future August 2023 Robotic Last Mile Delivery

Disclaimer This document has been prepared by Serve Robotics, Inc. (the “Company”) in connection with a potential financing and for information purposes only. The information contained herein is confidential and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of the Company. This document does not constitute an offer or invitation for the sale or purchase of securities. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and shall have no liability for such information. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Interested parties should conduct their own investigation and analysis. The Company undertakes no obligation to provide the recipient with any additional information or to update or correct the information. The investment opportunity described herein is speculative and entails a high degree of risk. Due to the illiquidity of this investment, if you invest, you must expect to bear the economic risk of the investment for an indefinite period. The Company can make no assurances that a market will develop for the securities described herein. This document contains certain "forward - looking statements." You are cautioned not to place undue reliance on these forward - looking statements. The Company generally identifies forward - looking statements by using words like "believe," "intend," "target," "expect," "estimate," "may," "should," "plan," "project," "contemplate," "anticipate," "predict" or similar expressions. You can also identify forward - looking statements by discussions of strategies, plans or intentions. Such forward - looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results of the Company to be materially different from those expressed or implied by such forward - looking statements. The Company is making the statements in these materials as of the date hereof and nothing (including any sale of securities by the Company after the date of these materials) shall imply that the information contained herein or the affairs of the Company have not changed since the date hereof. The Company management based all estimates and projections upon their best judgment as of the date of these materials and upon assumptions and circumstances that have not yet taken place, may not have an empirical basis, are subject to variation and are inherently unpredictable. There can be no assurance that any estimates or assumptions will prove accurate or that any of the projections will be realized. Actual results will vary from the projections, and such variations may be material. You should not construe the contents of these materials as legal, tax or investment advice. You should consult your own counsel, accountant or business advisor. The information in this document is not targeted at the residents of any particular country and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Furthermore, the securities referred to in this document are not available to persons resident in any jurisdiction or country where such distribution would be contrary to local law or regulation. 2

No Offer Or Solicitation This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held until otherwise registered unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. The Company is not making an offer of the Securities in any state where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. 3

Delivery is in hyper - growth, but costs prevent profits $350B untapped market for robotic delivery $155B Restaurants $66B Pharmacy $125B Grocery $7B Same - Day Retail Company estimates based on 2025 worldwide projections [ 1 , 2 , 3 , 4 ] In 2022, DoorDash revenue grew 35%; its losses grew 190% ! Median delivery in cities is only 1.3 miles ! 4

Robots are on a mission to make delivery profitable Why deliver 2 lb burritos in 2 ton cars? At full scale, robots are expected to lower last mile delivery cost to $1 . Tailwinds include: ● Labor shortage & wage increase ● Worker classification laws ● Caps on delivery take - rates ● Declining robot costs 5

Changed We are industry insiders backed by industry leaders Serve started in 2017 as the skunk works division of Postmates (acquired by Uber), and it spun out of Uber in 2021. Serve is backed by industry leaders including Nvidia , 7 - Eleven , Delivery Hero , in addition to Uber . Spin - out of: Other strategic investors include: 6

We signed one of the largest contracts in AV: Signed contract to deploy up to 2,000 robots over 3 years. Serve fleet is fully integrated into a major delivery platform (Uber Eats), which helps us achieve high robot utilization quickly in new markets. Uber Eats merchant enrollment email: 7

Our delivery volume is growing fast >30% MoM growth (trailing 18 mo) 300 active restaurants Monthly Robot Deliveries 8

Serve robots successfully complete 99.9% of deliveries — that is, only 1 failed delivery per 1,000. Our robots are 10x more reliable than human couriers Serve Robots in L.A. 9

We cracked the code because we know on - demand Our robots are unique . How we deploy is unique . Our go - to - market is unique . 7 mph top speed All - terrain drivetrain 50 liters of cargo, holds up to 4 pizzas All day battery Touch - screen user interface Full - stack AV sensors Level 4 autonomy Redundant teleoperation Informed By Proprietary Data 10

Serve is among the first AV companies to commercialize Level 4 autonomous robots. Level 2 & 3: R.C. Robots ● Human always in the loop ● Safety risk to rely on reliable LTE ● Poor economics & hard to scale ● Low barrier to entry: labor arbitrage, not deep tech Level 4: Serve Robots ● No human in the loop for safety within designated ODD ● Safety via redundancy ● Compelling economics ● Strong moat through technology & IP ● Regulatory tailwinds Level 5: 100% Self - Driving ● No human in the loop at any time ● Not commercially viable today ● Strong regulatory headwinds ● Capital intensive Proprietary and confidential. All rights reserved. Our Level 4 autonomy beats labor arbitrage 11

We have diversified revenue Robots generate more revenue than couriers, besides lowering costs. They can be monetized in more ways, such as through Out of Home (OOH) advertising. 12

Our robots reduce delivery emissions significantly 19% 100% ICE Vehicle 45% Electric Vehicle Source: Journal of Sustainable Cities 500 Mt/year Global GHG Reduction Life Cycle Emissions: 13

We are veterans with proven B2B & on-demand success

We are serial entrepreneurs, executives & operators from Uber and Postmates.



Ali Kashani, Ph.D.
Co-founder, CEO
Uber Pear.vc Postmates

- VP Postmates. Founder: Neurio (→NYSE:Generac), Lox (acq. Postmates), EIR @ Pear VC
- TED speaker. Ph.D. in Robotics & CV. 20+ patents Canada's Alexander Graham Bell Scholar



Touraj Parang
President & COO
GoDaddy Pear.vc webs

- VP Corp Dev @ GoDaddy. Serial entrepreneur: Jaxtr, Webs (→Vistaprint), UpCounsel (→LinkedIn)
- Operating Partner @ Pear VC.
- Stanford and Yale Law



MJ Chun
Co-founder, VP Product
EA anki Postmates

- Director @ Postmates. Head of Product @ Anki. BigCommerce Lead Producer @ EA
- 17+ years leading product and live services on connected devices, marketplaces, video games



Dmitry Demeshchuk
Co-founder, VP Software
Uber Postmates

- Ex-Staff Engineer / Director @ Postmates
- Founding engineer @ Postmates X, grew and led software team. Extensive experience: distributed systems, infrastructure, fullstack engineering



Euan Abraham
SVP Hardware
GoPro Apple LATCH

- VP @ GoPro. Led camera & accessory lines. Oversaw Hero7 camera, Karma drone
- SVP @ Latch. Led eng & design in SF, NY, China, HK
- Ex-Design Engineer @ Apple

14

We are the market leaders in robotic delivery Proprietary and confidential. All rights reserved. 15 ● Autofiomy: Level 4 - capable fleet ● Hardware: Purpose - built for profitable last - mile ● Safety: Redundant sensing & A.I. ● GTM: Scaling w/ largest delivery platform ● Ecofiomics: Lower cost due to 1) best - in - class autonomy, 2) high utilization thanks to GTM

● 2,000 robots launched on Uber Eats has the potential to generate over $60m in ARR ● We expect to be in a position to manufacture and deploy all 2,000 robots by year end 2025 We believe we have a clear path to profitability 16

We have a playbook for capital - efficient fleet growth We have a proven model to finance building large fleets without capex: 1) Upfront BOM costs paid by leasing partner. No assembly fees. 2) Robots revenue pays off leasing and assembly costs over time. 17 Asset Financing: Partnering with financial institutions to capitalize upfront manufacturing costs. Contract Manufacturing: Working with Tier 1 CMs to scale up manufacturing capacity quickly and reliability.

Thank you!